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                                 SSGA FUNDS

                      SUPPLEMENT DATED JANUARY 19, 2006

                              TO THE SSGA FUNDS

                    STATEMENTS OF ADDITIONAL INFORMATION
                           DATED DECEMBER 16, 2005

Shareholders are hereby notified that the Statement of Additional Information is hereby supplemented under the heading "Investment Advisory and Other Services," in the section called "Portfolio Managers." The paragraph entitled "Compensation" is hereby replaced in its entirety as follows:

      COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance.
      There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE